                                                                      Exhibit 99

                             Form 4 Joint Filer Information

Name:                               EnCap Energy Capital Fund VIII
                                    Co-Investors, L.P.
Address:                            1100 LOUISIANA STREET, SUITE 4900
                                    HOUSTON, TX 77002

Issuer & Ticket Symbol:             Eclipse Resources Corporation [ECR]
Date of Event Requiring Statement:  1/18/2018
Relationship of Reporting Person    10% Owner
to Issuer:
Signature:                          EnCap Energy Capital Fund VIII
                                    Co-Investors, L.P.

                                    By: EnCap Equity Fund VIII GP, L.P.,
                                        its general partner

                                    By: EnCap Investments L.P.,
                                        its general partner

                                    By: EnCap Investments GP, L.L.C,
                                        its general partner

                                    By: /s/ D. Martin Phillips, Managing Partner
                                        ----------------------------------------

Date:                               1/22/2018

Name:                               EnCap Energy Capital Fund IX, L.P.
Address:                            1100 LOUISIANA STREET, SUITE 4900
                                    HOUSTON, TX 77002

Issuer & Ticket Symbol:             Eclipse Resources Corporation [ECR]
Date of Event Requiring Statement:  1/18/2018
Relationship of Reporting Person    10% Owner
to Issuer:
Signature:                          EnCap Energy Capital Fund IX, L.P.

                                    By: EnCap Equity Fund IX GP, L.P.,
                                        its general partner

                                    By: EnCap Investments L.P.,
                                        its general partner

                                    By: EnCap Investments GP, L.L.C,
                                        its general partner

                                    By: /s/ D. Martin Phillips, Managing Partner
                                        ----------------------------------------

Date:                               1/22/2018

Name:                               EnCap Partners GP, LLC
Address:                            1100 LOUISIANA STREET, SUITE 4900
                                    HOUSTON, TX 77002

Issuer & Ticket Symbol:             Eclipse Resources Corporation [ECR]
Date of Event Requiring Statement:  1/18/2018
Relationship of Reporting Person    10% Owner
to Issuer:
Signature:
                                    By: /s/ D. Martin Phillips, Managing Partner
                                        ----------------------------------------

Date:                               1/22/2018

Name:                               Robert L. Zorich
Address:                            1100 LOUISIANA STREET, SUITE 4900
                                    HOUSTON, TX 77002

Issuer & Ticket Symbol:             Eclipse Resources Corporation [ECR]
Date of Event Requiring Statement:  1/18/2018
Relationship of Reporting Person    Director
to Issuer:
Signature:
                                    /s/ Robert L. Zorich
                                    ----------------------
Date:                               1/22/2018

Name:                               D. Martin Phillips
Address:                            1100 LOUISIANA STREET, SUITE 4900
                                    HOUSTON, TX 77002

Issuer & Ticket Symbol:             Eclipse Resources Corporation [ECR]
Date of Event Requiring Statement:  1/18/2018
Relationship of Reporting Person    Director
to Issuer:
Signature:
                                    /s/ D. Martin Phillips
                                    -----------------------
Date:                               1/22/2018

Name:                               Douglas E. Swanson, Jr.
Address:                            1100 LOUISIANA STREET, SUITE 4900
                                    HOUSTON, TX 77002

Issuer & Ticket Symbol:             Eclipse Resources Corporation [ECR]
Date of Event Requiring Statement:  1/18/2018
Relationship of Reporting Person    Director
to Issuer:
Signature:
                                    /s/ Douglas E. Swanson, Jr.
                                    ---------------------------
Date:                               1/22/2018